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                                                                    EXHIBIT 10.2

                           ACKNOWLEDGMENT AND RELEASE

     Reference is made to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, as amended, among Grant Geophysical, Inc. ("Borrower"), Elliott Associates, L.P. ("EALP"), as a Lender, and Foothill Capital Corporation ("Foothill"), as Agent (the "Agent") and a Lender (and, together with EALP, the "Lenders"). Capitalized terms not defined herein are used as defined in the Loan Agreement.

     1. ACKNOWLEDGMENT. In accordance with Section 9.5 of the Loan Agreement, EALP has exercised its right to purchase the Foothill Obligations from Foothill. In conjunction therewith, each of EALP, Borrower and the Designated Subsidiaries hereby (i) acknowledges the purchase of the Foothill Obligations by EALP, (ii) acknowledges and agrees that Foothill's duties and obligations under the Loan Agreement and the other Loan Documents as Lender and as Agent have been purchased by, and transferred and assigned to, EALP, (iii) acknowledges and agrees that Foothill has no further duties or obligations under the Loan Agreement and the other Loan Documents as Lender or as Agent, and
(iv) for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, releases Foothill and its Affiliates and their respective officers, directors, employees, and agents from any and all liability, whether past, present, and future, whether as Agent or as a Lender, arising under or in connection with the Loan Agreement and the other Loan Documents as further described in the release set forth below;

     2. RELEASE. FOR TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH OF EALP, BORROWER AND DESIGNATED SUBSIDIARIES (COLLECTIVELY, THE "RELEASORS") HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES FOOTHILL, AS AGENT AND AS LENDER, AND FOOTHILL'S AFFILIATES AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN
OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN
PART ON OR BEFORE THE DATE THIS ACKNOWLEDGMENT AND RELEASE IS EXECUTED, WHICH ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASEES, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, WHICH ARISE UNDER OR IN CONNECTION WITH
THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.



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     3.   SEVERABILITY. Any provision of this Acknowledgment and Release held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Acknowledgment and Release and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     4. SUCCESSORS AND ASSIGNS. This Acknowledgment and Release is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     5. COUNTERPARTS. This Acknowledgment and Release may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6. FACSIMILE TRANSMISSION OF SIGNATURES. Any party to this Acknowledgment and Release may indicate its intention to be bound by its execution and delivery of this Acknowledgment and Release by its signature to the signature page hereof and the delivery of the signature page hereof, to Foothill or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Acknowledgment and Release in person.

     IN WITNESS WHEREOF, this Acknowledgment and Release has been executed and delivered as of January 3, 2003.

                              ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership,

                              By: Elliott Capital Advisors, L.P., as general partner

                                   By:  Braxton Associates, Inc. as general
                                        partner


                                        By: /s/ Elliot Greenberg
                                            ---------------------------------
                                        Name: Elliot Greenberg
                                              -------------------------------
                                        Title: Vice President
                                               ------------------------------


                              GRANT GEOPHYSICAL, INC.,
                              a Delaware corporation


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------


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                              ADVANCED SEISMIC TECHNOLOGY, INC., a Texas
                              corporation


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------


                              GRANT GEOPHYSICAL DO BRASIL LTDA., a
                              corporation organized under the laws of the Republic of Brazil, South America


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------


                              GRANT GEOPHYSICAL CORP.,
                              a Texas corporation


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------


                              GRANT GEOPHYSICAL (INT'L) INC.,
                              a Texas corporation


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------


                              PT. GRANT GEOPHYSICAL INDONESIA,
                              a corporation organized under the laws of the Republic of Indonesia


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------




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                              SOLID STATE GEOPHYSICAL INC.,
                              a corporation organized under the laws of the Province of Alberta, Canada


                              By: /s/ Richard F. Miles
                                  ---------------------------------
                              Name: Richard F. Miles
                                    -------------------------------
                              Title: President and CEO
                                     ------------------------------




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